Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS THE OMITTED INFORMATION AS PRIVATE OR CONFIDENTIAL, AND SUCH INFORMATION IS NOT MATERIAL. OMISSIONS ARE IDENTIFIED AS [***]

AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is made as of May 13, 2025, by and among GPM INVESTMENTS, LLC, a Delaware limited liability company (“GPM”), GPM SOUTHEAST, LLC, a Delaware limited liability company (“GPM Southeast”), GPM1, LLC, a Delaware limited liability company (“GPM1”), GPM2, LLC, a Delaware limited liability company (“GPM2”), GPM3, LLC, a Delaware limited liability company (“GPM3”), GPM4, LLC, a Delaware limited liability company (“GPM5”), GPM5, LLC, a Delaware limited liability company (“GPM5”), GPM6, LLC, a Delaware limited liability company (“GPM6”), GPM8, LLC, a Delaware limited liability company (“GPM8”), GPM9, LLC, a Delaware limited liability company (“GPM9”), GPM APPLE, LLC, a Delaware limited liability company (“GPM Apple”), GPM EMPIRE, LLC, a Delaware limited liability company (“GPM Empire”), GPM MIDWEST, LLC, a Delaware limited liability company (“GPM Midwest”), GPM MIDWEST 18, LLC, a Delaware limited liability company (“GPM Midwest 18”), GPM RE, LLC, a Delaware limited liability company (“GPM RE”), COLONIAL PANTRY HOLDINGS, LLC, a Delaware limited liability company (“Colonial Pantry”), FLORIDA CONVENIENCE STORES, LLC, a Delaware limited liability company (“Florida Convenience”), PRIDE OPERATING, LLC, a Delaware limited liability company (“Pride Operating”), VILLAGE PANTRY, LLC, an Indiana limited liability company (“Village Pantry”), and VILLAGE VARIETY STORE OPERATIONS, LLC, a Delaware limited liability company (“Village Variety”) (individually and collectively, jointly and severally, whether one or more in number and in any combination, the “Borrower”), and M&T BANK, a New York banking corporation (the “Bank”).

RECITALS

WHEREAS, Bank extended credit to Borrower (collectively, the “Loan”), pursuant to the terms and provisions of that certain Third Amended and Restated Credit Agreement dated as of November 21, 2023 by and among Borrower and Bank (as modified or amended from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed in the Credit Agreement); and

WHEREAS, Borrower and Bank mutually desire to modify and amend the provisions of the Credit Agreement in the manner hereinafter set out, it being specifically understood that, except as herein modified and amended, the terms and provisions of the Credit Agreement shall remain unchanged and continue in full force and effect as therein written.

AGREEMENT

NOW, THEREFORE, effective as of the date first written above, Borrower and Bank, in consideration of Bank’s continued extension of credit and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the foregoing, hereby agree that the Credit Agreement shall be, and the same hereby is, modified and amended as follows:

A. Conditions Precedent to Effectiveness of Modification. This Amendment shall become effective as of the date the following conditions precedent have been satisfied in Bank’s sole discretion or waived by Bank, for whose sole benefit such conditions exist:

(a) Borrower shall have executed and delivered this Amendment to Bank;

(b) Bank shall have executed this Amendment; and

(c) Borrower shall have paid to Bank all fees due and payable in connection with this Amendment, including, without limitation, (i) a commitment fee in the amount of one percent (1.00%) of the amount of the Real Estate Note D, and (ii) all administrative expenses, legal fees (including attorneys’ fees) and/or out-of-pocket expenses.

B. Modifications. Upon satisfaction of the foregoing conditions precedent, the Credit Agreement shall be, without further act or deed, modified and amended as follows:

1. The Credit Agreement is hereby modified and amended by deleting and restating the following defined terms where they appear in Section 1 of the Credit Agreement, entitled “Definitions”, in their entirety as follows:

“Collateral” shall mean, collectively, (i) the real property and improvements thereon identified as the stores more particularly described on Exhibit “A” attached hereto and made a part hereof (the “Real Property Collateral”), and (ii) certain specific equipment financed with the proceeds of the Equipment Loan as more particularly described in the Security Agreement (as hereinafter defined), as modified, amended and/or supplemented from time to time (the “Equipment Collateral”), all as subject to certain liens and security interests conveyed under the Security Instruments.

“Master Covenant Agreement” shall mean that certain Third Amended and Restated Master Covenant Agreement dated as of May 13, 2025 by and between GPM and Bank, as modified, amended, renewed, restated or replaced from time to time.

“Real Estate Loan” shall mean that certain extension of credit from Bank to Real Estate Loan Borrower in the aggregate original principal amount of Forty-Nine Million Four Hundred Seventy-Seven Thousand Two Hundred Fifty and No/100 Dollars ($49,477,250.00), as evidenced by (i) that certain Second Amended, Restated and Consolidated Term Note dated as of June 24, 2021 made by Real Estate Loan Borrower payable to the order of Bank in the original principal amount of Thirty-Five Million and No/100 Dollars ($35,000,000.00) (as modified, amended, renewed, restated or replaced from time to time, the “Real Estate Note A”), (ii) that certain Term Note dated as of November 21, 2023 made by Real Estate Loan Borrower payable to the order of Bank in the original principal amount of Nine Million Three Hundred Seventy-Seven Thousand Two Hundred Fifty and No/100 Dollars ($9,377,250.00) (as modified, amended, renewed, restated or replaced from time to time, the “Real Estate Note B”), (iii) that certain Term Note dated as of January 31, 2024 made by Real Estate Loan Borrower payable to the order of Bank in the original principal amount of Five Million One Hundred Thousand and No/100 Dollars ($5,100,000.00) (as modified, amended, renewed, restated or replaced from time to time, the “Real Estate Note C”), and (iv) that certain Term Note dated as of May 13, 2025 made by Real Estate Loan Borrower payable to the order of Bank in the original principal amount of Thirty-Four Million Two Hundred Thousand and No/100 Dollars ($34,200,000.00) (as modified, amended, renewed, restated or replaced from time to time, the “Real Estate Note D”; taken together with Real Estate Note A, Real Estate Note B and Real Estate Note C, individually and collectively, the “Real Estate Note”).

“Real Estate Loan Borrower” shall mean, individually and collectively, jointly and severally, whether one or more in number and in any combination, GPM, GPM Southeast, GPM1, GPM2, GPM3, GPM4, GPM5, GPM6, GPM8, GPM9, GPM RE, Pride Operating, Village Pantry and, solely with respect to that portion of the Real Estate Loan evidenced by Real Estate Note D, GPM Empire.

“Release Fee Amount” shall mean, in connection with any Partial Release, an amount equal to (a) with respect to the Real Property Collateral identified as Store 591, Store 592, Store 593, Store 594, Store 595, Store 596, Store 597, Store 3159, Store 3514, Store 3823, Store 5621 and Store 632, the greater of (i) the amount shown on Exhibit B” attached hereto and made a part hereof, or (ii) the amount required for Borrower to maintain a one hundred percent (100%) loan-to-value ratio using (A) the aggregate value of all remaining Real Property Collateral, as determined by Bank, and (B) the outstanding principal balance of the Real Estate Loan (after giving effect to any such curtailment), (b) with respect to the Real Property Collateral identified as Store 3402, Store 3404, Store 3406, Store 3407, Store 3408, Store 3411, Store 3414, Store 3416, Store 3422, Store 3424, Store 3427, Store 3431, Store 3433, Store 3465, Store 3466, Store 3467, Store 3419/23419, Store 3437, Store 3457/23457, Store 1303/31303, Store 1426/31426, Store 5561, Store 21424, Store 3133, Store 5623, Store 3868, Store 17395 and Store 4634, the greater of (i) seventy-five percent (75%) of the most recent appraised value of such parcel of Real Property Collateral, or (ii) the amount required for Borrower to maintain a one hundred percent (100%) loan-to-value ratio using (A) the aggregate value of all remaining Real Property Collateral, as determined by Bank, and (B) the outstanding principal balance of the Real Estate Loan (after giving effect to any such curtailment), and (c) with respect to each other parcel of Real Property Collateral, the greater of (i) seventy percent (70%) of the most recent appraised value of such parcel of Real Property Collateral, or (ii) the amount required for Borrower to maintain a one hundred percent (100%) loan-to-value ratio using (A) the aggregate value of all remaining Real Property Collateral, as determined by Bank, and (B) the outstanding principal balance of the Real Estate Loan (after giving effect to any such curtailment).

2. The Credit Agreement is hereby further modified and amended by deleting and restating subsection (d), entitled “Operating Accounts”, of Section 3 of the Credit Agreement, entitled “Affirmative Covenants”, in its entirety as follows:

d. Operating Accounts. Borrower shall use its commercially reasonable best efforts to maintain a minimum deposit balance with Bank of $20,000,000.00.

3. The Credit Agreement is hereby further modified and amended by deleting the Exhibit “A” attached to the Credit Agreement in its entirety and replacing it with the Exhibit “A” attached hereto and made a part hereof.

C. Representations and Warranties. Borrower hereby represents and warrants that no Event of Default has occurred and is continuing, or would exist with notice or the lapse of time or both, under any of the Transaction Documents, and that all representations and warranties herein and in the other Transaction Documents are true and correct in all material respects.

IT IS MUTUALLY AGREED by and between the parties hereto that this Amendment shall become a part of the Credit Agreement by reference and that nothing herein contained shall impair the security now held for said indebtedness, nor shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect or impair any rights, powers or remedies under the Credit Agreement, as hereby amended. Furthermore, Bank does hereby reserve all rights and remedies it may have against all parties who may be or may hereafter become primarily or secondarily liable for the repayment of the indebtedness evidenced by the Transaction Documents in addition to any other rights and remedies Bank may have under the Credit Agreement or any of the other Transaction Documents.

Each Borrower promises and agrees to pay and perform all of its requirements, conditions and obligations under the terms of the Transaction Documents and the Credit Agreement, as hereby modified and amended, said documents being hereby ratified and affirmed. The execution and delivery hereof shall not constitute a novation or modification of the lien, encumbrance or security title of any of the Security Instruments, which Security Instruments shall retain their priority as originally filed for record. Each Borrower expressly agrees that the Transaction Documents and the Credit Agreement are in full force and effect and that it has no right to setoff, counterclaim or defense to the payment thereof. Any reference contained in the Credit Agreement, as amended herein, or in any of the Transaction Documents to the Credit Agreement shall hereinafter be deemed to be a reference to such document as amended hereby.

This Amendment shall be closed without cost to Bank and all expenses incurred in connection with this closing (including, without limitation, all attorneys’ fees) are to be paid by Borrower. Bank is not providing legal advice or services to Borrower.

This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to principles of conflict of laws.

This Amendment shall be binding upon and inure to the benefit of any assignee or the respective heirs, executors, administrators, successors and assigns of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute any of such counterparts.

[SIGNATURE PAGES FOLLOW]

AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BORROWER:

GPM INVESTMENTS, LLC,

GPM SOUTHEAST, LLC,

GPM1, LLC,

GPM2, LLC,

GPM3, LLC,

GPM4, LLC,

GPM5, LLC,

GPM6, LLC,

GPM8, LLC,

GPM9, LLC,

GPM APPLE, LLC,

GPM EMPIRE, LLC,

GPM MIDWEST, LLC,

GPM MIDWEST 18, LLC,

GPM RE, LLC,

COLONIAL PANTRY HOLDINGS, LLC,

FLORIDA CONVENIENCE STORES, LLC,

PRIDE OPERATING, LLC,

and VILLAGE VARIETY STORE OPERATIONS, LLC,

each a Delaware limited liability company

By: /s/ Maury Bricks (SEAL)

Name: Maury Bricks

Title: General Counsel

VILLAGE PANTRY, LLC,

an Indiana limited liability company

By: /s/ Maury Bricks (SEAL)

Name: Maury Bricks

Title: General Counsel

AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

[SIGNATURE PAGE]

IN WITNESS WHEREOF, this instrument has been executed under seal by the parties hereto and delivered on the date and year first above written.

BANK:

M&T BANK,

a New York banking corporation

By: /s/ Drake Staniar (SEAL)

Name: Drake A. Staniar

Title: Senior Vice President

Exhibit “A”

Real Property Collateral

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